Exhibit 99.1

June  24,  2005
Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  St,  NW
Washington,  DC
USA  20549


Dear  Sir  and/or  Madam:

We  have  read  the statements that we understand Jane Butel will include under
Item 4.01 of the Form 8-K it will file regarding the recent change of auditors. We agree with such statements regarding our firm.


Yours  truly,
/s/  Clyde  Bailey,  PC
Clyde  Bailey,  PC